PENN SERIES FUNDS, INC.

Supplement dated November 17, 2023

to the Prospectus and Statement of Additional Information (“SAI”)

dated May 1, 2023, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Emerging Markets Equity Fund

Effective November 10, 2023, Mr. Jin Zhang stopped serving as a portfolio manager of the Emerging Markets Equity Fund (the “Fund”). Accordingly, all references to Mr. Zhang in the Prospectus and SAI are deleted in their entirety. Mr. Matthew Benkendorf and Mr. Ramiz Chelat will continue to serve as portfolio managers of the Fund.

Mr. Zhang’s departure will not result in any change to the investment process for the Fund or to the other disclosures concerning the Fund, including fees, expenses, investment objective, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9043    11/23